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                               POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of NationsBank Corporation, and the several undersigned Officers and Directors thereof whose signatures appear below, hereby makes, constitutes and appoints Paul J. Polking and Charles M.
Berger, and each of them acting individually, its and his true and lawful attorneys, with power to act without any other and with full power of substitution, to execute, deliver and file in its or his name and on its or his behalf, and in each of the undersigned Officer's and Director's capacity or capacities as shown below, (a) a Registration Statement on Form S-3 (or other appropriate form) with respect to the registration under the Securities Act of
1933, as amended, of up to $3,000,000,000 in aggregate initial offering price of
(i) NationsBank Corporation's unsecured debt securities, which may be either senior or subordinated and which may include medium-term notes and debt denominated in foreign currencies, (ii) shares of NationsBank Corporation preferred stock, which may be represented by depositary shares, and (iii) shares of NationsBank Corporation common stock (the debt securities, preferred stock and common stock hereinafter collectively referred to as the "Securities"), which Securities may be offered separately or together, in separate series and in amounts, at prices and on terms to be determined at the time of sale, all as authorized by the Board of Directors of NationsBank Corporation as of December
20, 1994, and all documents in support thereof or supplemental thereto and any and all amendments, including any and all pre-effective and post-effective amendments, to the foregoing (hereinafter collectively called the "Registration
Statement"), and (b) such registration statements, petitions, applications, consents to service of process or other instruments, any and all documents in support thereof or supplemental thereto, and any and all amendments or supplements to the foregoing, as may be necessary or advisable to qualify or register the securities covered by said Registration Statement under such securities laws, regulations and requirements as may be applicable; and each of
NationsBank Corporation and said Officers and Directors hereby grants to said attorneys, and to each of them, full power and authority to do and perform each and every act and thing whatsoever as said attorneys or attorney may deem necessary or advisable to carry out fully the intent of this power of attorney to the same extent and with the same effect as NationsBank Corporation might or could do, and as each of said Officers and Directors might or could do personally in his capacity or capacities as aforesaid, and each of NationsBank
Corporation and said Officers and Directors hereby ratifies and confirms all acts and things which said attorneys or attorney might do or cause to be done by virtue of this power of attorney and its or his signature as the same may be signed by said attorneys or attorney, or any of them, to any or all of the following (and/or any and all amendments and supplements to any or all thereof):
such Registration Statement under the Securities Act of 1933, as amended, and all such registration statements, petitions, applications, consents to service of process and other instruments, and any and all documents in support thereof or supplemental thereto, under such securities laws, regulations and requirements as may be applicable.
     IN WITNESS WHEREOF, NationsBank Corporation has caused this power of attorney to be signed on its behalf, and each of the undersigned Officers and
Directors in the capacity or capacities noted has hereunto set his hand as of the date indicated below.
                                                 NATIONSBANK CORPORATION
                                                       (Registrant)
                                          By: /s/     HUGH L. MCCOLL, JR.

                                                    HUGH L. MCCOLL, JR.
                                                        CHAIRMAN AND
                                                  CHIEF EXECUTIVE OFFICER
                                          Dated: December 20, 1994
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                      SIGNATURE                                                TITLE                                DATE
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
         /s/             HUGH L. MCCOLL, JR.            Chairman, Chief Executive Officer and            December 20, 1994
                (HUGH L. MCCOLL, JR.)                     Director (Principal Executive Officer)
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
         /s/             JAMES H. HANCE, JR.            Chief Financial Officer                          December 20, 1994
                (JAMES H. HANCE, JR.)                     (Principal Financial Officer)
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
           /s/                MARC D. OKEN              Executive Vice President and Chief               December 20, 1994
                                                          Accounting Officer (Principal Accounting
                    (MARC D. OKEN)                        Officer)
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                      SIGNATURE                                             TITLE                               DATE
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
           /s/              RONALD W. ALLEN             Director                                         December 20, 1994
                  (RONALD W. ALLEN)
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
          /s/           WILLIAM M. BARNHARDT            Director                                         December 20, 1994
                (WILLIAM M. BARNHARDT)
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
           /s/               THOMAS M. BELK             Director                                         December 20, 1994
                   (THOMAS M. BELK)
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
          /s/               THOMAS E. CAPPS             Director                                         December 20, 1994
                  (THOMAS E. CAPPS)
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
          /s/            R. EUGENE CARTLEDGE            Director                                         December 20, 1994
                (R. EUGENE CARTLEDGE)
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
          /s/              CHARLES W. COKER             Director                                         December 20, 1994
                  (CHARLES W. COKER)
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
          /s/              THOMAS G. COUSINS            Director                                         December 20, 1994
                 (THOMAS G. COUSINS)

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
                  (ALAN T. DICKSON)                     Director                                         December   , 1994
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
          /s/             W. FRANK DOWD, JR.            Director                                         December 20, 1994
                 (W. FRANK DOWD, JR.)

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
           /s/                  A. L. ELLIS             Director                                         December 20, 1994
                    (A. L. ELLIS)
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
           /s/                 PAUL FULTON              Director                                         December 20, 1994
                    (PAUL FULTON)
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
        /s/            L. L. GELLERSTEDT, JR.           Director                                         December 20, 1994
               (L. L. GELLERSTEDT, JR.)
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
                 (TIMOTHY L. GUZZLE)                    Director                                         December   , 1994

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
                 (E. BRONSON INGRAM)                    Director                                         December   , 1994

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                      SIGNATURE                                             TITLE                               DATE
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
           /s/                W. W. JOHNSON             Director                                         December 20, 1994
                   (W. W. JOHNSON)
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
           /s/                 BUCK MICKEL              Director                                         December 20, 1994
                    (BUCK MICKEL)
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
          /s/                JOHN J. MURPHY             Director                                         December 20, 1994
                   (JOHN J. MURPHY)
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
           /s/                JOHN C. SLANE             Director                                         December 20, 1994
                   (JOHN C. SLANE)
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
           /s/                JOHN W. SNOW              Director                                         December 20, 1994
                    (JOHN W. SNOW)

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
         /s/            MEREDITH R. SPANGLER            Director                                         December 20, 1994
                (MEREDITH R. SPANGLER)

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
          /s/              ROBERT H. SPILMAN            Director                                         December 20, 1994
                 (ROBERT H. SPILMAN)

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
        /s/           WILLIAM W. SPRAGUE, JR.           Director                                         December 20, 1994
              (WILLIAM W. SPRAGUE, JR.)

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
           /s/              RONALD TOWNSEND             Director                                         December 20, 1994
                  (RONALD TOWNSEND)

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
           /s/               JACKIE M. WARD             Director                                         December 20, 1994
                   (JACKIE M. WARD)

                 (MICHAEL WEINTRAUB)                    Director                                         December   , 1994
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